Explanation of Responses with Respect to Non-Derivative Transactions
      --------------------------------------------------------------------

Name:                        Citadel Derivatives Group LLC

Address:                     c/o Citadel Investment Group, L.L.C.
                             131 S. Dearborn Street, 32nd Floor
                             Chicago, Illinois 60603

Issuer and Ticker Symbol:    Fushi International, Inc. FSIN

Date of Event:               9/4/2007, 9/10/2007, 9/11/2007

Explanation:

Citadel Derivatives Group LLC, a registered broker dealer ("CDG"), entered into market making transactions with respect to the common stock of Fushi International Inc. (the "Issuer") on September 4, 10 and 11, 2007.

Citadel Limited Partnership is the managing member of CDG and consequently has voting control and investment discretion over securities held by it. Citadel Investment Group, L.L.C. is the general partner of Citadel Limited Partnership. Kenneth Griffin is the President and Chief Executive Officer of, and the owner of a controlling interest in, Citadel Investment Group, L.L.C.


        Explanation of Responses with Respect to Derivative Transactions
        ----------------------------------------------------------------

For further information regarding the investment by Citadel Equity Fund Ltd. ("CEF") in the Issuer, please see the Form 3 filed by CEF with respect to the Issuer on February 2, 2007.

                             JOINT FILER INFORMATION
                             -----------------------

Name:                        Citadel Investment Group, L.L.C.

Address:                     131 S. Dearborn Street, 32nd Floor
                             Chicago, Illinois 60603

Designated Filer:            Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:    Fushi International, Inc.  FSIN

Date of Event:               9/4/2007, 9/10/2007, 9/11/2007

Requiring Statement:

CITADEL INVESTMENT GROUP, L.L.C.

By: /s/ Matthew B. Hinerfeld
    -----------------------------------
    Matthew B. Hinerfeld,
    Managing Director and Deputy General Counsel

                             JOINT FILER INFORMATION
                             -----------------------

Name:                        Citadel Limited Partnership

Address:                     c/o Citadel Investment Group, L.L.C.
                             131 S. Dearborn Street, 32nd Floor
                             Chicago, Illinois 60603

Designated Filer:            Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:    Fushi International, Inc.  FSIN

Date of Event:               9/4/2007, 9/10/2007, 9/11/2007

Requiring Statement:

CITADEL LIMITED PARTNERSHIP

By: Citadel Investment Group, L.L.C.,
    its General Partner

    By: /s/ Matthew B. Hinerfeld
        -----------------------------------
        Matthew B. Hinerfeld,
        Managing Director and Deputy General Counsel

                             JOINT FILER INFORMATION
                             -----------------------

Name:                        Citadel Investment Group (Hong Kong) Limited

Address:                     c/o Citadel Investment Group, L.L.C.
                             131 S. Dearborn Street, 32nd Floor
                             Chicago, Illinois 60603

Designated Filer:            Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:    Fushi International, Inc.  FSIN

Date of Event:               9/4/2007, 9/10/2007, 9/11/2007

Requiring Statement:

CITADEL INVESTMENT GROUP (HONG KONG) LIMITED

By: Citadel Investment Group, L.L.C.,
    its Sole Shareholder

    By: /s/ Matthew B. Hinerfeld
        -----------------------------------
        Matthew B. Hinerfeld,
        Managing Director and Deputy General Counsel

                             JOINT FILER INFORMATION
                             -----------------------

Name:                        Citadel Derivatives Group LLC

Address:                     c/o Citadel Investment Group, L.L.C.
                             131 S. Dearborn Street, 32nd Floor
                             Chicago, Illinois 60603

Designated Filer:            Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:    Fushi International, Inc.  FSIN

Date of Event:               9/4/2007, 9/10/2007, 9/11/2007

Requiring Statement:

CITADEL DERIVATIVES GROUP LLC

By: Citadel Limited Partnership,
    its Managing Member

    By: Citadel Investment Group, L.L.C.,
        its General Partner

        By: /s/ Matthew B. Hinerfeld
            -----------------------------------
            Matthew B. Hinerfeld,
            Managing Director and Deputy General Counsel

                             JOINT FILER INFORMATION
                             -----------------------

Name:                        Kenneth Griffin

Address:                     c/o Citadel Investment Group, L.L.C.
                             131 S. Dearborn Street, 32nd Floor
                             Chicago, Illinois 60603

Designated Filer:            Citadel Equity Fund Ltd.

Issuer and Ticker Symbol:    Fushi International, Inc.  FSIN

Date of Event:               9/4/2007, 9/10/2007, 9/11/2007

Requiring Statement:

By: /s/ Matthew B. Hinerfeld
    -----------------------------------
    Matthew B. Hinerfeld, attorney-in-fact**


** Matthew B. Hinerfeld is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 4, 2005, and attached hereto. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G/A for Komag, Incorporated.